Dreyfus Pennsylvania
Intermediate
Municipal Bond Fund



ANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed") reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed's next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2002, the fund achieved a total return of 5.81% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 7.02% for the same period.(2) Additionally, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 5.21%.
(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to falling interest rates, a weak economy and heightened investor demand for municipal bonds. The fund produced a higher return than its Lipper category average, primarily because our strategy of buying bonds when they are out of favor and holding them until they return to favor helped the fund's performance during the reporting period. Although the fund trailed its benchmark, it should be noted that unlike the fund, the Index is not state-specific and does not take into account any fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price.

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return consistent with the fund's objective.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that prices of these bonds will rise as they return to favor over time. Second, for the remainder of the portfolio we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in recession, and investors were looking forward to a rebound in corporate earnings and potentially higher interest rates. Although an economic recovery began in early 2002, it soon became apparent that it would not be as robust as most investors had hoped, and corporate earnings and stock prices remained under pressure. For their part, in an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") reduced short-term interest rates in the first and last months of the reporting period, driving the benchmark federal funds rate to just 1.25%. Intermediate-term municipal bond prices generally rose in this environment, and their yields fell.

In addition, a highly volatile stock market caused a "flight to quality" among investors. As a result, investor demand for high-quality, tax-exempt bonds rose throughout the reporting period, more than offsetting an increase in supply and causing municipal bond prices to rally further.

Finally, Pennsylvania's fiscal condition generally deteriorated as tax revenues failed to meet projections. However, the state has fared better than many other states, and the major credit rating agencies have maintained their double-A ratings, the second highest available, with a stable outlook.

In this environment, the fund benefited from its holdings of deep discount bonds, especially those backed by revenues from health care and housing projects. We purchased these bonds at attractive prices when they were generally out of favor among investors. As they returned to favor, we gradually reduced our positions, selling them at higher prices. We often redeployed those assets to "cushion bonds," which we believed represented the best available values as interest rates declined. Cushion bonds are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early by their issuers. They tend to perform best when the economy improves, interest rates rise and the municipal bond market declines. This shift in emphasis from discount bonds to cushion bonds caused a reduction in the fund's average duration -- a measure of sensitivity to changing interest rates -- contributing to the fund' s defensive posture.

What is the fund's current strategy?

We have continued to maintain a conservative strategy that focuses on out-of-favor, income-oriented bonds in the 10- to15-year maturity range. This strategy is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy gains sufficient momentum, and interest rates begin to rise. In addition, because of credit quality concerns, the fund has generally held very few corporate-backed municipal securities. In our view, this is a prudent course in today's uncertain economy.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                        12/16/93            5.81%              5.45%             6.05%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 12/16/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/16/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.3%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--97.6%

Albert Gallatin Area School District

   5.15%, 9/1/2014 (Insured; MBIA)                                                            1,220,000                1,287,869

Allegheny County Industrial Development Authority,

  PCR (Duquesne Light Co.)

   4.35%, 12/1/2013 (Insured; AMBAC)                                                          2,000,000                1,986,340

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  950,322

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,720,000                1,847,263

Butler Area Sewer Authority, Sewer Revenue

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  455,178

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  922,412

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                  310,000                  310,074

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000                  446,210

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  514,955

Council Rock School District

   4.75%, 11/15/2017 (Insured; FGIC)                                                          2,500,000                2,525,575

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  749,783

Delaware River Port Authority

  (Port District Project)

   4.75%, 1/01/2012 (Insured; MBIA)                                                           1,000,000                1,044,820

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,010,000                  786,336

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,330,068

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  964,180

Horsham Water Authority, Water Revenue

   5.25%, 11/15/2011 (Insured; AMBAC)                                                           510,000                  530,553

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  876,164

      6%, 11/15/2009                                                                          1,500,000                1,542,345

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  834,108

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Monroe County Hospital Authority, HR

   (Pocono Medical Center) 5.50%, 1/1/2012                                                    1,095,000                1,171,267

Norristown:

   Zero Coupon 12/15/2011                                                                     1,465,000                  977,844

   Zero Coupon 12/15/2013                                                                       735,000                  435,282

State of Pennsylvania

   5.125%, 9/15/2011 (Insured; AMBAC)                                                         2,000,000                2,150,460

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              305,000                  317,950

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000                2,037,760

Pennsylvania Finance Authority, Revenue (Penn Hills

   Project) 5.25%, 12/1/2013 (Insured; FGIC)                                                  2,045,000                2,197,046

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    Health Services (University of Pennsylvania):

         5.35%, 1/1/2008                                                                      3,995,000                4,184,842

         7%, 1/1/2008                                                                           800,000                  852,088

      (State System for Higher Education)

         5.25%, 12/15/2014 (Insured; AMBAC)                                                   1,600,000                1,692,432

      (UPMC Health System):

         6%, 1/15/2013                                                                        1,995,000                2,150,530

         6%, 1/15/2014                                                                        1,580,000                1,693,950

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  374,235

      6.20%, 4/1/2005                                                                           410,000                  415,974

      6.20%, 10/1/2005                                                                          420,000                  427,363

      5.75%, 4/1/2006                                                                           400,000                  425,996

      6.10%, 4/1/2006                                                                           455,000                  463,322

      5.75%, 10/1/2006                                                                          415,000                  441,730

      6.10%, 10/1/2006                                                                          465,000                  474,639

      5.90%, 10/1/2008                                                                        1,075,000                1,142,908

      5.45%, 10/1/2014                                                                        4,000,000                4,168,680

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  900,815

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  170,855


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue

  (Philadelphia Funding Program):

      5.50%, 6/15/2011 (Insured; FGIC)                                                        2,000,000                2,164,460

      5.25%, 6/15/2016 (Insured; FGIC)                                                        1,200,000                1,261,956

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,000,000                2,140,140

Pennsylvania State Turnpike Commission, Oil Franchise

   Tax Revenue 5.25%, 12/1/2018 (Insured; AMBAC)                                              1,000,000                1,043,250

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  403,562

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,068,230

   Gas Works Revenue

      5.50%, 7/1/2015 (Insured; FSA)                                                          1,550,000                1,675,255

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                1,022,520

      5.75%, 6/15/2013

         (Insured; MBIA) (Prerefunded 6/15/2003)                                              1,845,000  (a)           1,915,922

      5.75%, 6/15/2013 (Insured; MBIA)                                                          305,000                  318,411

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

    (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             480,159

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  519,125

         5%, 5/15/2011                                                                        2,500,000                2,564,875

      (Temple University Hospital) 6.50%, 11/15/2008                                          2,455,000                2,594,984

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                130,000                  133,181

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  527,545

Sayre Health Care Facilities Authority, Revenue

  (Guthrie Health):

      6.25%, 12/1/2013                                                                        1,800,000                1,980,504

      6.25%, 12/1/2014                                                                        1,000,000                1,093,110

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                  90,163

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)              49,289

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Trinity Area School District

   5.20%, 11/1/2012 (Insured; FSA)                                                            1,235,000                1,347,311

West Jefferson Hills School District

   5.25%, 8/1/2015 (Insured; FGIC)                                                            2,280,000                2,316,457

West Mifflin Sanitary Sewer Municipal Authority,

  Sewer Revenue

   4.90%, 8/1/2013 (Insured; MBIA)                                                              880,000                  914,584

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,345,245

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,590,000                1,292,447

Wilson Pennsylvania Area School District

   5.125%, 3/15/2016 (Insured; FGIC)                                                          1,300,000                1,367,600

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  973,350

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  861,690

U.S. RELATED--2.7%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000                2,072,960

Puerto Rico Electric Power Authority, Power Revenue

   6%, 7/1/2006                                                                                 225,000                  242,878
------------------------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS

   (cost $81,877,692)                                                                            100.3%               84,953,686

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (252,161)

NET ASSETS                                                                                       100.0%               84,701,525


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              53.8

AA                               Aa                              AA                                               16.8

A                                A                               A                                                16.8

BBB                              Baa                             BBB                                              10.6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     2.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  81,877,692  84,953,686

Interest receivable                                                   1,242,742

Prepaid expenses                                                          7,173

                                                                     86,203,601
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            43,182

Cash overdraft due to Custodian                                          10,366

Payable for investment securities purchased                           1,395,793

Payable for shares of Beneficial Interest redeemed                       14,319

Accrued expenses                                                         38,416

                                                                      1,502,076
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,701,525
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      81,428,066

Accumulated undistributed investment income--net                          9,521

Accumulated net realized gain (loss) on investments                     187,944

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,075,994
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,701,525
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 6,182,171

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,926,066

EXPENSES:

Management fee--Note 3(a)                                              469,869

Shareholder servicing costs--Note 3(b)                                  86,913

Professional fees                                                       49,132

Prospectus and shareholders' reports                                    18,595

Registration fees                                                       12,627

Custodian fees                                                          12,507

Trustees' fees and expenses--Note 3(c)                                   6,570

Loan commitment fees--Note 2                                             1,158

Miscellaneous                                                           13,210

TOTAL EXPENSES                                                         670,581

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (42,931)

NET EXPENSES                                                           627,650

INVESTMENT INCOME--NET                                               3,298,416
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                172,621

Net unrealized appreciation (depreciation) on investments              937,091

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,109,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,408,128

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                              ----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,298,416           3,047,772

Net realized gain (loss) on investments           172,621             833,163

Net unrealized appreciation (depreciation)
   on investments                                 937,091           1,958,795

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,408,128           5,839,730
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,249,697)         (3,047,772)

Net realized gain on investments                 (831,597)           (162,652)

TOTAL DIVIDENDS                                (4,081,294)         (3,210,424)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  22,005,937          13,432,384

Dividends reinvested                            3,174,840           2,439,304

Cost of shares redeemed                       (14,842,656)         (9,203,120)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       10,338,121           6,668,568

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,664,955           9,297,874
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            74,036,570           64,738,696

END OF PERIOD                                  84,701,525           74,036,570

Undistributed investment income--net                9,521                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,612,907              986,681

Shares issued for dividends reinvested            233,708              179,643

Shares redeemed                                (1,087,431)            (676,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     759,184              489,733

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended November 30,
                                                              ----------------------------------------------------------------------
                                                              2002(a)           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.65          13.12          12.87          13.73         13.44

Investment Operations:

Investment income--net                                            .57(b)         .59            .61            .59           .60

Net realized and unrealized
   gain (loss) on investments                                     .20            .56            .31           (.76)          .30

Total from Investment Operations                                  .77           1.15            .92           (.17)          .90

Distributions:

Dividends from investment income--net                            (.57)          (.59)          (.61)          (.59)         (.60)

Dividends from net realized
   gain on investments                                           (.15)          (.03)          (.06)          (.10)         (.01)

Total Distributions                                              (.72)          (.62)          (.67)          (.69)         (.61)

Net asset value, end of period                                  13.70          13.65          13.12          12.87         13.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.81           8.94           7.38          (1.30)         6.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .78            .80            .80           .80

Ratio of net investment income
   to average net assets                                         4.21           4.36           4.72           4.41          4.35

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .05            .04            .10            .12           .13

Portfolio Turnover Rate                                         10.77          27.47          34.68          45.37         26.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          84,702         74,037         64,739         71,677        73,963

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PERMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE PERIOD  ENDED  NOVEMBER  30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.16% TO 4.21%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("the Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,482 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $15,751, undistributed capital gains $172,223 and unrealized appreciation $3,199,824

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2002 and November 30, 2001, respectively, were as follows: tax exempt income $3,249,697 and $3,047,772, ordinary income $501,370 and $162,652 and long term capital gains $330,227 and $0.

During the period ended November 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $146,268, increased net realized gain (loss) on investments by $4,227 and increased paid-in capital by $142,041. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2001 through November 30, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $42,931 during the period ended November 30, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $42,994 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $25,742 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended November 30, 2002, redemption fees charged and retained by the fund amounted to $349.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $18,224,607 and $8,282,249, respectively.

At November 30, 2002, the cost of investments for federal income tax purposes was $81,753,862; accordingly, accumulated net unrealized appreciation on investments was $3,199,824, consisting of $3,371,895 gross unrealized appreciation and $172,071 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $107,070 increase in accumulated undistributed investment income-net and a corresponding $107,070 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of this change for the period ended November 30, 2002 was to increase net investment income by $39,198, decrease net unrealized appreciation (depreciation) by $16,760 and decrease net realized gains (losses) by $22,438.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
January 7, 2003

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2002:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and.

  --the fund hereby designates $.0608 per share as a long-term capital gain distribution of the $.1531 per share paid on December 7, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gain distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Diane Dunst (63)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

Jay I. Meltzer (74)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Daniel Rose (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Warren B. Rudman (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (74)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.





               For More Information


                        Dreyfus Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 1016




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com



(c) 2003 Dreyfus Service Corporation                                  105AR1102